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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 11, 2002


                                 CONCEPTUS, INC.
               (Exact name of registrant as specified in charter)


           Delaware                     000-27596                 97-3170244
(State or other jurisdiction of   (Commission file number)     (I.R.S. employer
 incorporation or organization)                              identification no.)


                               1021 Howard Avenue
                              San Carlos, CA 94070
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (650) 802-7240

                             _____________________

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ITEM 4.  Changes in Registrant's Certifying Accountant.

(a)     1)(i)   Effective January 11, 2002, the Company has chosen not to extend the engagement of Ernst & Young LLP as the Company's independent accountants


          (ii) The reports of Ernst & Young LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles


          (iii) The decision to change independent accountants was approved by the Board of Directors and the Audit Committee

          (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for such years

          (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K

     2) The Company engaged PricewaterhouseCoopers LLP as its new independent accountant effective January 11, 2002.

                During the Company's fiscal years ended December 31, 2000 and 1999 and through the date of engagement of PricewaterhouseCoopers LLP, the Company has not consulted with PricewaterhouseCoopers LLP on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by the Company; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report or oral advice has been provided that the newly engaged accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Item 304 (a) (2) of Regulation S-K)

     3) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated January 18, 2002 is filed as Exhibit 16 to this Form 8-K


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Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

      Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304 (a) (3) of Regulation S-K



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONCEPTUS, INC.
                                (Registrant)


                                By: /s/ Glen K. Furuta
                                    ----------------------------------------
                                        Glen K. Furuta
                                        Vice President, Finance & Administration
                                        and Chief Financial Officer

Dated: January 18, 2002

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 Exhibits:

 Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304 (a) (3) of Regulation S-K